Exhibit 10.37
September 9, 2009
Silicon Valley Bank
301 Carlson Parkway, Suite 255
Minnetonka, MN 55305
     Re: Cardiovascular Systems, Inc.
Gentlemen:
     Reference is made to the Loan and Security Agreement between us dated September 12, 2008 (as amended from time to time, the “Loan Agreement”). (Capitalized terms used in this Agreement, which are not defined, shall have the meanings set forth in the Loan Agreement. The Loan Agreement and all other present and future documents and agreements relating thereto are collectively referred to herein as the “Loan Documents”.)
     Reference is also made to the Subordination Agreement (the “Subordination Agreement”), of substantially even date, between Pearland Economic Development Corporation (“Pearland”) and Bank, and consented to by the undersigned, and to the Consent to Removal of Personal Property (the “Landlord Consent”), of substantially even date, between Pearland and Bank, and consented to by the undersigned, with respect to the undersigned’s location in Pearland, Texas (the “Premises”).
     The undersigned hereby agrees to promptly give Bank written notice if Pearland ever ceases to be the owner of, or the undersigned’s landlord with respect to, the Premises. If Pearland ever ceases to be the owner of, or the undersigned’s landlord with respect to, the Premises, or if the Subordination Agreement is ever terminated, the undersigned shall promptly provide the Bank with replacement landlord consents reasonably satisfactory to the Bank; provided, however, that the undersigned shall have no obligation to provide a replacement landlord consent if the undersigned establishes to the reasonable satisfaction of the Bank that the Landlord Consent is binding upon the owner or landlord (as the case may be) of the Premises. In addition, the undersigned acknowledges and agrees that (1) a notice from Pearland to Bank, or a notice from Pearland to the undersigned, that a default has occurred under the “Jobs Agreement” (as defined in the Subordination Agreement) shall constitute an Event of Default under the Loan Agreement unless within 30 days thereafter Bank receives written notice from Pearland that all defaults under the Jobs Agreement have been cured or waived, and (2) a notice to Bank pursuant to the Landlord Consent that Borrower has vacated the “Real Property” (as defined in the Landlord Consent) and that the “Exercise Period” (as defined in the Landlord Consent) is commencing shall constitute an Event of Default under the Loan Agreement if any “Collateral” (as defined in the Landlord Consent) remains on the Real Property.
     This letter agreement and the other written agreements and documents between us set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties with respect to the subject matter hereof. Except as herein expressly modified the Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.
     This letter agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. In the event of any litigation between the parties based upon, arising out of, or in any way relating to this letter agreement, the

Silicon Valley Bank
Page Two
prevailing party shall be entitled to recover all of his costs and expenses (including without limitation attorneys’ fees) from the non-prevailing party. This letter agreement is being entered into, and shall be governed by the laws of the State of California. This letter agreement is part of the Loan Agreement and the terms thereof are incorporated herein by reference. This letter agreement may be executed and delivered by exchanging original signed counterparts, or signed counterparts by facsimile, or a combination of the foregoing, and this letter agreement shall be fully effective if so executed and delivered.

Sincerely yours, CARDIOVASCULAR SYSTEMS, INC.
By	/s/ James E. Flaherty
Title	CAO

Accepted and agreed:
SILICON VALLEY BANK

By	/s/ Adam Glick
Title	Relationship Manager